SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


         Date of Report (date of earliest event reported) March 29, 1996


                      ADELPHIA COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)


              Delaware             0-16014           23-2417713
         (State or other
                                 (Commission        (IRS Employer
   jurisdiction of incorporation)   File
                                   Number)        Identification No.)


  5 West Third Street - PO Box 472, Coudersport PA                  16915
     (Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code (814) 274-9830
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Item 5.        Other Events

Global Acquisition Partners ,L.P., a subsidiary of Adelphia Communications Corporation ("Adelphia"), has become a party to a credit agreement which provides for loans up to an aggregate to $200,000,000. The amended credit agreement related to such loans is attached hereto as Exhibit 10.37.




Item 7.        Financial Statements and Exhibits

     (c)  The following exhibit is filed as part of this report on Form 8-K,

          Exhibit 10.37 - Amended Credit Agreement, dated as of March 29, 1996, among Highland Video Associates L.P., Telesat Acquisition Limited Partnership, Global
                          Acquisition Partners, L.P, the various
                          financial institutions as parties thereto, Bank of Montreal as syndication agent, Chemical Bank as documentation agent, and the Bank of Nova Scotcia as administrative agent.




SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:     June 19, 1996          ADELPHIA COMMUNICATIONS CORPORATION
                                   (Registrant)

                         By: /s/Timothy J. Rigas
                              Timothy J. Rigas
                         Executive Vice President,
                         Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.            Description

Exhibit 10.37 Amended Credit Agreement, dated as of March 29, 1996, among Highland Video Associates L.P., Telesat Acquisition Limited Partnership, Global Acquisition Partners, L.P, the various financial institutions as parties thereto, Bank of Montreal as syndication agent, Chemical Bank as documentation agent, and the Bank of Nova Scotcia as administrative agent.